UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHINA EDUCATION ALLIANCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

November 5, 2013

Dear Stockholder:

On behalf of the board of directors of China Education Alliance, Inc. (the “Company” or “we”), I invite you to attend our 2013 Annual Meeting of Stockholders (the “Annual Meeting”).  We hope you can join us.  The Annual Meeting will be held:

At:	China Education Alliance, Inc. 6/F Middle Tower, China Overseas Plaza No.8 Guanghua Dong Li, Chaoyang District Beijing 100020, People’s Republic of China

On:	December 24, 2013

Time:	9:00 a.m. local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement, and the Annual Report for the fiscal year ended December 31, 2012 accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations.  You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the annual meeting will also be devoted to the election of three directors to serve until the next annual meeting or until their respective successor have been duly elected and qualified, the ratification of the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2013, the approval of executive compensation on an advisory basis and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting.  We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting.  Whether or not you plan to attend, please take the time now to read the Proxy Statement and vote by submitting by mail a paper copy of your proxy or voter instructions card, so that your shares are represented at the meeting.  You may also revoke your proxy or voter instructions at any time prior to the Annual Meeting.  Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in the Company. We look forward to seeing you at the Annual Meeting. If you have any questions about the Proxy Statement, please contact us at China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China, 150090.

Sincerely,

/s/ Xiqun Yu

Xiqun Yu
Chairman, President and Chief Executive Officer

CHINA EDUCATION ALLIANCE, INC.

58 HENG SHAN ROAD

KUN LUN SHOPPING MALL

HARBIN, PEOPLE’S REPUBLIC OF CHINA 150090

______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 24, 2013

______________

To the Stockholders of CHINA EDUCATION ALLIANCE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CHINA EDUCATION ALLIANCE, INC., a North Carolina corporation (the “Company” or “we”), will be held at China Education Alliance, Inc.,  6/F Middle Tower, China Overseas Plaza  No.8 Guanghua Dong Li, Chaoyang District, Beijing 100020, People’s Republic of China on December 24, 2013 at 9:00 a.m. local time, for the following purposes:

1.	To elect three directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

2.	To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To vote on a non-binding advisory resolution to approve executive compensation; and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on October 28, 2013 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors
/s/ Xiqun Yu
Chairman, President and Chief Executive Officer

Harbin, PRC

November 5, 2013

IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 24, 2013: THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT WILL BE AVAILABLE AT WWW.PROXYVOTE.COM.

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CHINA EDUCATION ALLIANCE, INC.

58 HENG SHAN ROAD

KUN LUN SHOPPING MALL

HARBIN, PEOPLE’S REPUBLIC OF CHINA 150090

______________

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 24, 2013

____________

Date, Time and Place of the Annual Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of China Education Alliance, Inc., a North Carolina corporation (the “Company” or “we”), in connection with the Annual Meeting of Stockholders to be held at China Education Alliance, Inc., 6/F Middle Tower, China Overseas Plaza, No.8 Guanghua Dong Li, Chaoyang District, Beijing, People’s Republic of China 100020 on December 24, 2013, at 9:00 a.m. local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

The principal executive office of the Company is located at 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, and its telephone number, including area code, is +86-451-8233-5794.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	To elect three directors to serve until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death;

2.	To ratify the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.	To vote on a non-binding advisory resolution to approve executive compensation; and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Internet Delivery of Proxy Materials

In accordance with rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials, including the Notice of Annual Meeting, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Annual Report”), by providing access to such documents on the Internet. Most stockholders will not receive printed copies of the proxy materials unless they request them, in which case printed copies of the proxy materials will be provided at no charge.

Instead of mailing a printed copy of our proxy materials to each stockholder of record, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) will be first sent or made available to such stockholders on or about November 5, 2013 that instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet or by telephone. Any stockholder may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions on www.proxyvote.com. Choosing to receive future proxy materials by e-mail will save us the cost of printing and delivering documents to stockholders and will reduce the environmental impact of our annual meetings. A stockholder’s election to receive proxy materials by e-mail will remain in effect until the stockholder terminates the election.

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Important Notice Regarding the Availability of Proxy Materials

The proxy materials in connection with the Annual Meeting are available at www.proxyvote.com. This website address contains the following documents: the Notice of the Annual Meeting, this Proxy Statement and the Annual Report. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on October 28, 2013 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Annual Meeting and any adjournment or adjournments thereof.

The shares of the Company’s common stock, par value $0.001 (“Common Stock”), represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Chief Executive Officer of the Company either a notice of revocation or a duly executed proxy bearing a later date.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under North Carolina law or under the governing documents of the Company in connection with this solicitation.

Quorum

The number of outstanding shares of Common Stock entitled to vote at the Annual Meeting is 10,582,530. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Abstention and broker non-votes will, however, be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct the organization that holds their shares how to vote their shares.  If such voting instructions are not provided, then the shares that are held in street name will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.” Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

The ratification of the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 2) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2.

The election of directors (Proposal No. 1) and the non-binding advisory resolution approving the Company’s executive compensation (Proposal No. 3) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1 and No. 3.

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Delivery of Proxy Materials to Households

Only one copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting, this Proxy Statement and the Annual Report will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting, this Proxy Statement and the Annual Report upon such request. If you share an address with at least one other stockholder, currently receive one copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting, this Proxy Statement and the Annual Report, and would like to receive a separate copy of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting, Proxy Statement and Annual Report for future stockholder meetings of the Company, please write or speak to the Company at the following address and phone number:

China Education Alliance, Inc.

58 Heng Shan Road, Kun Lun Shopping Mall

Harbin, People’s Republic of China 150090

Attention: Secretary.

Telephone: 86-451-8233-5794

If you share an address with at least one other stockholder and currently receive multiple copies of the Notice of Internet Availability, and if applicable, Notice of Annual Meeting, this Proxy Statement and the Annual Report, and you would like to receive a single copy of these materials, please write or speak to the Company at the address and phone number set forth above.

Required Vote

        Assuming the presence of a quorum at the Annual Meeting:

•	Directors shall be elected by a plurality of the votes cast; and

•	The affirmative vote of a majority of Common Stock present at the meeting and entitled to vote on each matter is required to ratify the appointment of Albert Wong & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December, 31, 2013 and the approval of executive compensation.

Votes shall be counted by one or more persons who shall serve as the inspector of election. The inspector of election will canvas the stockholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal.

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all of the proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company may solicit proxies personally or by telephone and will receive no extra compensation from such activities. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Interest of Officers and Directors in Matters to Be Acted Upon

None of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) any person or group owning more than 5% of any class of voting securities, (ii) each director, (iii) each officer and (iv) all executive officers and directors as a group as of November 4, 2013.

	Number of
	Shares	Percentage of
	Beneficially	Outstanding
Name and Address	Owned (1)	Shares (1)
5% Shareholder
Zesiger Capital Group LLC 460 Park Avenue 22nd Floor New York, NY 10022 (2)	727,400	6.87%
Executive Officers and Directors
Xiqun Yu 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC 150090 (3)	4,327,779	40.51%

Cloris Li 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC 150090	-	-

Liansheng Zhang (4) 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	3,334	*

Xiaohua Gu 58 Heng Shan Rd. Kun Lun Shopping Mall Harbin, PRC150090	-	-
Officers and Directors as a group (four individuals)	4,331,113	40.53%

*Represents less than 1%

(1)	In determining beneficial ownership of our common stock as of a given date, the number of shares shown includes shares of common stock which may be acquired on exercise of warrants or options or conversion of convertible securities within 60 days of that date. In determining the percent of common stock owned by a person or entity on November 4, 2013, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on November 4, 2013 (10,582,530), and (ii) the total number of shares that the beneficial owner may acquire upon conversion of the preferred and on exercise of the warrants and options. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2)	Clients for whom Zesiger Capital Group LLC (“ZCG”) acts as investment adviser may withdraw dividends or the proceeds of sales from the accounts managed by ZCG. No single client account owns more than 5% of the class of securities.

(3)	The shares beneficially owned by Xiqun Yu include (a) 4,227,779 shares of common stock directly owned by Xiqun Yu, and (b) an option granted by the Company on June 18, 2009, to purchase 100,000 shares of the Company’s common stock in three equal installments, the first being vested on the date of the grant, and additional installments being vested on the first and second anniversaries of the date of the grant.

(4)	Liansheng Zhang was granted an option to purchase 3,334 shares of the common stock of the Company on June 18, 2009. The option shall become exercisable during the term of the Liansheng Zhang's employment in three equal annual installments of 1,111 shares of common stock each (save for the last installment of 1,112 shares), the first installment to be exercisable on the date of this option, with additional installments becoming exercisable on each of the first and second anniversaries following the date of the option.

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There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees for Director

Three directors are to be elected at the Annual Meeting to serve until the next annual meeting.  If for some unforeseen reason one or more of the nominees is not available as a candidate for director, the proxies may be voted for such other candidate or candidates as may be nominated by the Board.

The following table sets forth the positions and offices presently held with the Company by each nominee, his age as of the Record Date, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of each such nominee's election.

		Position with	Director
Name	Age	the Company	Since

Xiaohu Gu	40	Director	June 2011

Liansheng Zhang	72	Director	October 2007

Xiqun Yu	46	Director	December 2004

The following is a summary of the biographical information of our director-nominees:

Mr. Xiaohua Gu has been a director since June 2011. Mr. Gu is a partner at Richlink Capital, a financial service institution focusing on private equity fund management and investment banking services. From July 2006 to February 2010, Mr. Gu worked as assistant manager in taxation at the Hangzhou Office of KPMG Advisory (China) Limited, where he was engaged in providing tax advisory and compliance services. Mr. Gu received his Master of Science in Accounting from Lees Metropolitan University in 2004 and his Master of Business Administration from University of Newcastle upon Tyne in 2001. He got his bachelor degree in tourism from Shanghai University in 1995. Among other qualifications, Mr. Gu brings to the Board extensive financial expertise.

Mr. Lianzheng Zhang has been a director since October 2007. Mr. Zhang currently serves as Pluralism Director at the Heilongjiang provincial Base of Research and Experiment in Polymer Science & Technology since July 1990. Mr. Zhang has also been appointed as a People’s Representative during the 9th (1998) and 10th (2003) National People’s Congress of the PRC for his extraordinary achievement in Polymer Science and Technology. Mr. Zhang received a Bachelor’s Degree in Organic Chemistry from the Heilongjiang University and Master’s Degree in Polymer Chemistry at the Jilin University. Mr. Zhang was also a visiting scholar at the University of Bradford. Among other qualifications, Mr. Zhang brings to the Board extensive executive leadership experience, a valuable and different perspective due to his extensive background in politics, governmental and diplomatic affairs.

Mr. Xiqun Yu has been our chairman and chief executive officer since the organization of our subsidiaries in 2001. He has more than 18 years of experience in senior management with several Northern PRC-based enterprises. He was responsible for marketing, strategic planning and designing for many of these corporations. Mr. Yu previously served as the chief executive officer of RETONG.COM, and chairman of Harbin Zhonghelida Technology Corporation, Heilongjiang Retong Advertising Co., Ltd. and Heilongjiang Wantong Telecommunication Project Co., Ltd. Mr. Yu is a member of the Council of China Harbin Advertising Association and is a Director of the China Internet Network Association. Mr. Yu received a degree in Business Administration from the Harbin University of Science and Technology in 1989. Among other qualifications, Mr. Yu brings to the Board extensive knowledge of the Company, and marketing and relevant chief executive officer experience.

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The Board believes that each of the Company’s director-nominees is highly qualified to serve as a member of the Board. Each of the director-nominees has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Nominating Committee seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director-nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Term of Office

The directors elected will serve until the next annual meeting of stockholders and until their respective successors have been elected and have qualified, or until their earlier resignation, removal or death.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of the holders of a plurality of all of the outstanding Common Stock of the Company present or represented by proxy at the Annual Meeting is required for approval of this proposal.

The Board recommends a vote FOR the election of all the above director nominees.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers as of November 4, 2013.  All officers serve at the pleasure of the Board.

Name	Age	Position

Xiqun Yu	46	Chairman of the Board, Chief Executive Officer and President
Cloris Li	32	Chief Financial Officer
Liansheng Zhang 1,2,3	72	Director
Xiaohua Gu1,2,3	40	Director

1 Member of the Audit Committee

2 Member of the Compensation Committee

3  Member of the Nominating Committee

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Information regarding the principal occupations of Liansheng Zhang, Xiqun Yu and Xiaohua Gu is set forth above under the heading “Nominees for Directors.”

Ms. Cloris Li is a certified public accountant in Australia and a member of Certified Public Accountant Australia. Before joining the Company as Chief Financial Officer, she was a consultant in PricewaterhouseCoopers, focusing on the function of assurance and risk & control, providing audit, internal control advice and SOX compliance services to both public and private companies. From 2007 to 2009, Ms. Li served as vice president in a private family fund assisting domestic Chinese companies seeking overseas listings. She worked as senior auditor and tax advisor in national wide Australian accounting firm, providing financial auditing, planning and tax advice to both local and multinational companies from 2004 to 2006. Ms. Li graduated from Queensland University Technology Australia with a Bachelor of Business in Accounting in 2004.

There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors and executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	Been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission (the “SEC”), or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	Been the subject to, or a party to, any sanction or order, not subsequently reverse, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Legal Proceedings

There are no material proceedings to which any director and executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

As of December 31, 2012 and 2011, the Company owed a stockholder $0 and $131,650, respectively. As of December 31, 2012 and 2011, the Company owed a related party $686,501 and $231,893, respectively.

Except described above, there were no other material transactions, or series of similar transactions, since the beginning of our last fiscal year, or any currently proposed transactions, or series of similar transactions, to which our Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded the lesser of $120,000 and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

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Procedures for Approval of Related Party Transactions

Our Board is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

SECTION 16(a) BENEFICIAL OWERNSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our Common Stock and other equity securities, on Form 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish our company with copies of all Section 16(a) reports they file.

Based solely on our review of the copies of such reports received by us and on written representations by our officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that, with respect to the fiscal year ended December 31, 2012, our officers and directors, and all of the persons known to us to own more than 10% of our Common Stock, filed all required reports on a timely basis.

DIRECTOR INDEPENDENCE

Our Board is currently comprised of a majority of independent directors, as such term is defined by the rules of the New York Stock Exchange (“NYSE”), and such independent directors are Xiaohua Gu and Liansheng Zhang.

MEETINGS AND COMMITTEES OF THE BOARD; ANNUAL MEETING ATTENDANCE

Our Board has three committees, the Audit Committee, the Compensation Committee and the Nominating Committee. The Audit Committee and Compensation Committee were established in October 2007, and the Nominating Committee was established in June 2009. Prior to October 2007, our entire Board acted as the Audit and Compensation Committee for the purpose of overseeing the accounting and financial reporting processes, and audits of our financial statements.

Audit Committee and Audit Committee Financial Expert

Our Board established an Audit Committee in October 2007. The Audit Committee is primarily responsible for recommending and approving the engagement of independent registered public accounting firm and their remuneration, overseeing the services performed by the Company’s independent registered public accounting firm, and evaluating the Company’s accounting policies and system of internal controls. Our Audit Committee members are Xiaohua Gu (Chairman) and Liansheng Zhang.

Our Board has determined that Xiaohua Gu is our Audit Committee “financial expert” as defined by Item 401(h) of Regulation S-K as promulgated by the SEC. The directors who serve on the Audit Committee are “independent” directors based on the definition of independence in the listing standards of the NYSE. Our Board has adopted a written charter for the Audit Committee. The Charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp.

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Compensation Committee

Our Board established a Compensation Committee in October 2007.

The Compensation Committee of the Board is responsible for determining the general compensation policies, establishing compensation plans, recommending senior management compensation to the Board and administering our stock option plans. The members of the Compensation Committee currently are Liansheng Zhang (Chairman) and Xiaohua Gu. The members of our Compensation Committee or their affiliates did not provide additional service to the Company or its affiliates in an amount in excess of $120,000 during the Company’s fiscal year ended December 31, 2012.

Our Board has adopted a written Compensation Committee charter.  The charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp. The directors who serve on the Compensation Committee are “independent” directors based on the definition of independence in the listing standards of the NYSE.

Nominating Committee

Our Board established a Nominating Committee in June 2009.

The purpose of the Nominating Committee of the Board is to assist the Board in identifying and recruiting qualified individuals to become board members and select director nominees to be presented for board and/or stockholder approval. The Nominating Committee will be involved in evaluating the desirability of and recommendation to the Board of any changes in the size and composition of the board, and evaluation of and successor planning for the chief executive officer and other executive officers.  The qualifications of any candidate for director will be subject to the same extensive general and specific criteria applicable to director candidates generally. The members of the Nominating Committee currently are Liansheng Zhang (Chairman) and Xiaohua Gu.

The directors who serve on the Nominating Committee are “independent” directors based on the definition of independence in the listing standards of the NYSE. The Nominating Committee has a written charter. The charter is available on our website at http://www.chinaeducationalliance.com/Governance.jsp. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations for director are submitted in writing to our Secretary at 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, provided such recommendation has been made in accordance with the relevant provisions of our by-laws.

At this time, no additional specific procedures to propose a candidate for consideration by the Nominating Committee, nor any minimum criteria for consideration of a proposed nomination to the board, have been adopted.

Material Changes to the Procedures by which Security Holders May Recommend Nominees to the Board of Directors

There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Code of Ethics

On January 13, 2013, we have adopted a new Code of Business Conduct and Ethics to replace the Company’s previous Code of Business Conduct and Ethics by its entirety. The new code is applicable to our directors, officers, employees and agents and is currently available on our website at http://www.chinaeducationalliance.com/Corporate.jsp.

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Board Meetings

The Board and its committees held the following number of meetings during the fiscal year of 2012:

Board of Directors	4
Audit Committee	4
Compensation Committee	0
Nominating Committee	1

The meetings include meetings that were held by means of a conference telephone call, but do not include actions taken by unanimous written consent, which amounted to one such action.

Each director attended at least 75% of the total number of meetings of the board and those committees on which he served during the year.

Annual Meeting Attendance

The Company does not have a policy with regard to Board members’ attendance at annual meetings. All of our directors attended the Company’s last annual meeting of stockholders.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Xiqun Yu is our Chairman and Chief Executive Officer. We have two independent directors. We do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

•	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•	The Nominating Committee oversees risks related to the company’s governance structure and processes.

Our Board is responsible to approve all related party transactions. We have not adopted written policies and procedures specifically for related person transactions.

STOCKHOLDER COMMUNICATIONS

Stockholders who wish to communicate with the Board or with specified members of the Board should do so by sending any communication to any of our directors at of China Education Alliance, Inc., 58 Heng Shan Road, Kun Lun Shopping Mall, Harbin, People’s Republic of China 150090, Attention: Secretary.

Any such communication should state the number of shares beneficially owned by the shareholder making the communication. Our Secretary will forward such communication to the full Board or to any individual member or members of the Board to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Executive Officer has the authority to discard the communication or take appropriate legal action regarding the communication.

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BOARD OF DIRECTORS COMPENSATION

Board Compensation

The following table sets forth the compensation received by our directors in fiscal year of 2012 in their capacity as directors:

					Change in
					Pension
					Value and
	Fee			Non-equity	Nonqualified
Name and	earned or	Stock	Option	Incentive Plan	Deferred	All Other
Principal	paid in	Awards	Awards	Compensation	Compensation	Compensation
Position	Cash ($)	($)	($)	($)	Earnings ($)	($)	Total ($)

Xiqun Yu Chief Executive Officer and director	—	—	—	—	—	—	—

Xiaohua Gu Director	15,000	—	—	—	—	—	15,000

Liansheng Zhang Director	5,000	—	—	—	—	—	5,000

Yizhao Zhang Director	12,000	—	—	—	—	—	12,000

REPORT OF THE AUDIT COMMITTEE

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2012 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012.

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Each of the members of the Audit Committee is independent as defined under the standards of the SEC and NYSE Corporate Governance Rules, and Xiaohua Gu qualifies as an Audit Committee financial expert in accordance with the listing standards of the NYSE and of such rules of the SEC.

Respectfully submitted by the Audit Committee,

Xiaohua Gu (Chairman)

Liansheng Zhang

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

It is not uncommon for PRC private companies in the PRC to have base salaries as the sole form of compensation. The base salary level is established and reviewed based on the level of responsibilities, the experience and tenure of the individual and the current and potential contributions of the individual. The base salary is compared to the list of similar positions within comparable peer companies and consideration is given to the executive’s relative experience in his or her position.  Base salaries are reviewed periodically and at the time of promotion or other changes in responsibilities.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

Compensation Committee Report of Executive Compensation

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management.  Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and its proxy statement on Schedule 14A.  This report is provided by the following independent directors, who comprise the Compensation Committee:

Liansheng Zhang (Chairman)

Xiaohua Gu

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee during the fiscal year ended December 31, 2012 were Yizhao Zhang (served until February 28, 2013) Liansheng Zhang and Xiaohua Gu with Liansheng Zhang as its chairman. None of our members of the Compensation Committee during the fiscal year ended December 31, 2012 served as an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure required by Item 404 of Regulation S-K.

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Summary Compensation Table

The following table sets forth information with respect to the compensation of each of the named executive officers for services provided in all capacities to China Education Alliance, Inc. and its subsidiaries in the fiscal years ended December 31, 2012 and 2011 in their capacity as such officers.  Mr. Xiqun Yu, our chief executive officer and also one of our directors, receives no additional compensation for his services in his capacity as director. No other executive officer or former executive officer received more than $100,000 in compensation in the fiscal years except reported below.

							Change in
							Pension
							Value and
						Non-equity	Nonqualified
Name and				Stock	Option	Incentive Plan	Deferred	All Other
Principal	Fiscal		Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Position	Year	Salary ($)	($)	($)	($)	($)	Earnings ($)	($)	($)

Xiqun Yu	2011	30,987	—	—	—	—	—	—	30,987
Chief
Executive Officer (principal executive officer)(1)	2012	34,267	—	—	—	—	—	—	34,267

Cloris Li Chief	2011	10,000	—	—	—	—	—	—	10,000
Financial Officer (principal financial officer) (2)	2012	120,000	—	—	—	—	—	—	120,000

(1)	Mr. Yu is entitled to an annual salary of RMB 216,000 (approximately $34,267) for his services serving as Chief Executive Officer of the Company. He does not receive any compensation for his services on the board of directors.

(2)	Ms. Cloris Li joined us as our Chief Financial Officer on November 28, 2011.

 Employment Agreements

We do not currently provide any contingent or deferred forms of compensation arrangements, annuities, or retirement benefits to our executive officers or directors.

Pursuant to the terms of the Employment Agreement between the Company and Mr. Xiqun Yu, dated August 9, 2012, Mr. Yu shall be paid an annual salary of RMB 216,000 (approximately $34,267) in addition bonuses and benefits as may be determined by the Company’s Compensation Committee. The Employment Agreement is valid for five years expiring August 8, 2017, subject to early termination upon not less than 30 days’ notice.

On November 28, 2011, Ms. Cloris Li was appointed our Chief Financial Officer. Ms. Li’s compensation as Chief Financial Officer is set forth in an employment agreement between Ms. Li and the Company dated November 30, 2011. Pursuant to the agreement, Ms. Li is to receive an annual salary of $120,000 for her services as Chief Financial Officer.

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OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR END

As of December 31, 2012, no options were exercised, and options to purchase 52,667 shares of the Company’s Common Stock were outstanding.

Option/Stock Awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)

Zhang Yizhao	20,000	-	-	2.67	5/9/2014	-	-	-	-
Hongbo Ma	667	333	-	2.67	5/9/2014	-	-	-	-
Jianfeng Cheng	667	333	-	2.67	5/9/2014	-	-	-	-
Liancheng Wei	667	333	-	2.67	5/9/2014	-	-	-	-
Lianshuang Li	667	333	-	2.67	5/9/2014	-	-	-	-
LixiaXiu	667	333	-	2.67	5/9/2014	-	-	-	-
MingmingBai	10,000	-	-	2.67	5/9/2014	-	-	-	-
Quanxi Wang	667	333	-	2.67	5/9/2014	-	-	-	-
Tao Wang	2,222	1,111	-	2.67	5/9/2014	-	-	-	-
Xiaofei Qi	1,112	555	-	2.67	5/9/2014	-	-	-	-
Xiuli Han	6,667	3,333	-	2.67	5/9/2014	-	-	-	-
Xinghai Zhao	1,112	555	-	2.67	5/9/2014	-	-	-	-
Total	45,115	7,552

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board have selected the firm, Albert Wong & Co. (“Albert Wong”), an independent registered public accounting firm, as our auditors for the fiscal year ending December 31, 2013, subject to ratification of such selection by stockholders.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification.  However, we are submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.  If the appointment is not ratified, the Board will consider its options.

Representatives of Albert Wong are not expected to be present at the Annual Meeting.

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Changes in Registrant’s Certifying Accountant.

On January 14, 2013, the Company dismissed Baker Tilly Hong Kong (“Baker Tilly”) as its independent registered public accounting firm and appointed Albert Wong as its new independent registered public accounting firm. The decision to appoint Albert Wong as the new independent registered public accounting firm was approved by the Audit Committee and the Board on January 14, 2013.

The report of Baker Tilly on our financial statements for the fiscal year ended December 31, 2011 contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Baker Tilly did not issue any report on our financial statements for the fiscal year ended December 31, 2010.

During the two most recent fiscal years and through the date of this report, the Company has had no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

During the two most recent fiscal years and through the date of this report, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The Company provided Baker Tilly with a copy of this disclosure before its filing with the SEC. The Company requested that Baker Tilly provide the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from Baker Tilly stating that it agrees with the above statements.  A copy of this letter is filed as an exhibit to the Company’s current report on Form 8-K filed on January 15, 2013 and is incorporated herein by reference.

The Audit Committee and the Board appointed Albert Wong as the new independent registered public accounting firm effective as of January 14, 2013. During the two most recent fiscal years and through the date of its engagement, the Company did not consult with Albert Wong regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(iv)) or a reportable event (as described in Regulation S-K Item 304(a)(1)(v)).

Prior to engaging Albert Wong, Albert Wong did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to change its independent registered public accounting firm from Baker Tilly to Albert Wong.

Audit Fees

We incurred approximately $120,000 for professional services rendered by our registered independent public accounting firm of Albert Wong for the integrated audit of the Company for 2012. We incurred approximately $178,000 for professional services rendered by our former registered independent public accounting firm of Baker Tilly for the quarterly reviews for 2012 and the integrated audit of the Company for 2011.

Audit-Related Fees

We did not incur any audit-related fees in the fiscal years ended December 31, 2012 and 2011.

Tax Fees

We did not incur any tax fees in the fiscal years ended December 31, 2012 and 2011.

All Other Fees

We did not incur any fees from our registered independent public accounting firm for services other than the services covered in “Audit Fees” in the fiscal years ended December 31, 2012 and 2011.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

17

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal.

Our Board recommends a vote FOR ratification of the appointment of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

PROPOSAL 3:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Company provides its shareholders with the opportunity to cast an annual advisory vote to approve the compensation of its named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables) (a “say-on-pay proposal”). The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

At the Company’s 2011 annual meeting of stockholders, approximately 74.2% of the votes cast supported the say-on-pay proposal. The Compensation Committee believes this affirmed shareholders’ support of the Company’s approach to executive compensation. We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders.

The Compensation Discussion and Analysis, beginning on page 14 of this Proxy Statement, describes the Company’s executive compensation in more detail.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board will request your advisory vote to approve the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables), is hereby approved.

As an advisory vote, this proposal is not binding upon the Company, the Board or the Compensation Committee, and will not be construed as overruling a decision by the Company, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for the Company, the Board or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders in their vote on this proposal and will continue to consider the outcome of the vote when making future compensation decisions regarding named executive officers.

The Company’s current policy is to provide shareholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of shareholders. It is expected that the next such vote will occur at the 2016 annual meeting of shareholders.

Vote Required and Recommendation of the Board

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal.

The Board recommends a vote FOR Proposal No. 3.

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STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the shareholder proposals must be received by our Chief Executive Officer at our principal executive office on or before August 25, 2014. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

  Stockholders who wish to make a proposal at the 2014 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than September 20, 2013. If a shareholder who wishes to present a proposal fails to notify us by September 20, 2013, the proxies that management solicits for the meeting will confer discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Meeting, the Company has no knowledge of any matters to be presented at the Annual Meeting other than those listed as Proposals 1, 2 and 3 in the notice. However, the enclosed Proxy Card gives discretionary authority in the event that any other matters should be presented.

By Order of the Board of Directors
/s/ Xiqun Yu
Chairman, President and Chief Executive Officer

Harbin, PRC

November 5, 2013

19

***CHINA EDUCATION ALLIANCE, INC.***
***VSTOCK TRANSFER, LLC***
***77 SPRUCE STREET, SUITE 201***
***CEDARHURST, NEW YORK 11516***

**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63989-P43986 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**CHINA EDUCATION ALLIANCE, INC.**

**The Board of Directors recommends you vote FOR the following:**

| | For All | Withhold All | For All Except | To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. |
|---|---|---|---|---|
| 1. To elect three directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until such director's earlier resignation, removal or death; | ☐ | ☐ | ☐ | ______________________ |

**Nominees:**

01) Xiqun Yu
02) Liansheng Zhang
03) Xiaohua Gu

**The Board of Directors recommends you vote FOR the following proposals:**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

M63990-P43986

**CHINA EDUCATION ALLIANCE, INC.**
**Annual Meeting of Stockholders**
**December 24, 2013 9:00 AM Local China Time**
**This proxy is solicited by the Board of Directors**

The undersigned stockholder of China Education Alliance, Inc. (the "Company") hereby appoints Mr. Xiqun Yu as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on October 28, 2013 at the Annual Meeting of Stockholders of the Company to be held at 6/F Middle Tower, China Overseas Plaza, No. 8 Guanghua Dong Li, Chaoyang District, Beijing, China, at 9 a.m., local time, on December 24, 2013, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the matters listed on the reverse side.

**THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.**

**Continued and to be signed on reverse side**